                                                                   EXHIBIT 10.23

                                 FIRST AMENDMENT
                   TO CERTAIN OPERATIVE AGREEMENTS AND WAIVER

         THIS FIRST AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS AND WAIVER, dated as of October 31, 2003 (this "First Amendment"), is entered into by and among WEST FACILITIES CORPORATION, a Delaware corporation (the "Lessee"), WEST CORPORATION, a Delaware corporation ("West Corp."), and the various entities which are parties to the Participation Agreement (hereinafter defined) from time to time as guarantors (individually, a "Guarantor" and collectively, the "Guarantors"), WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings set forth in Appendix A to the Participation Agreement, and the rules of usage set forth in Appendix A to the Participation Agreement shall apply herein.

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of May 9, 2003 (as amended, modified, supplemented or restated from time to time, the "Participation Agreement");

         WHEREAS, West Corp. has notified the Financing Parties that it intends to acquire Scherer Communications, Inc., a Texas corporation doing business as ConferenceCall.com ("ConferenceCall.com"), pursuant to a Stock Purchase Agreement, dated as of October 21, 2003, among West Corp., as the buyer, ConferenceCall.com, the stockholders of ConferenceCall.com, as the sellers, and the other parties thereto (the "ConferenceCall.com Acquisition");

         WHEREAS, West Corp. has requested that the parties to this Amendment agree to amend the definition of "Permitted Acquisition" in Appendix A of the Participation Agreement;

         WHEREAS, West Corp. has requested that the parties to this Amendment waive certain requirements set forth in the definition of "Permitted Acquisition" in Appendix A of the Participation Agreement on a one-time basis in order to permit the consummation of the ConferenceCall.com Acquisition;

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         WHEREAS, the parties to this Amendment have also agreed to add a form of joinder agreement as an exhibit to the Participation Agreement which was inadvertently omitted from the final version of the Participation Agreement printed at the time of closing; and

         WHEREAS, the parties to this Amendment have agreed to the amendments and waivers referenced above, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 23

                                   AMENDMENTS

         23.1 Definition of Permitted Acquisition. The definition of "Permitted Acquisition," as set forth in Appendix A of the Participation Agreement, is hereby amended by deleting the figure "$20,000,000," appearing in clause (f) of such definition, and inserting the figure "$50,000,000" in substitution therefor. The definition of "Permitted Acquisition," as amended hereby, shall read in its entirety as set forth below:

                  "Permitted Acquisition" shall mean an acquisition or any series of related acquisitions by a GCA Credit Party of the assets or all of the Capital Stock of a Person or any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person referred to herein as the "Target"), in each case that is in the same line of business (or assets used in the same line of business) as the GCA Credit Parties and their GCA Subsidiaries or whereby a substantial portion of the acquired business relies upon automated transactions, telephone representatives or telephony technology, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto; (b) the GCA Credit Parties shall demonstrate to the reasonable satisfaction of the Agent that the GCA Credit Parties will be in compliance on a pro forma basis with all of the terms and provisions of the financial covenants set forth in Section 8A.9; (c) the agent under the Guarantor Credit Agreement, on behalf of the GCA Lenders, shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest in all of the Capital Stock acquired with respect to the Target and the Target, if a Person, shall have executed a Joinder Agreement in accordance with the terms of the applicable section of the Guarantor Credit Agreement; (d) such acquisition is not a "hostile" public company acquisition and has been approved by the Board of Directors and/or shareholders of the applicable GCA Credit Party and the public company Target; (e) after giving effect to such acquisition, the sum of (1) the unused availability under the Aggregate Revolving Committed Amount plus (2) the Cash and Cash Equivalents held by the GCA Credit Parties is greater than or equal to $25,000,000; and (f) with respect to any acquisition where the total consideration shall be greater than $50,000,000, the Parent shall have delivered to the Agent and each of the Primary Financing Parties not less than twenty

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         (20) Business Days prior to the consummation of such acquisition (i) a reasonably detailed description of the material terms of such acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Target, (ii) audited financial statements of the Target for its two (2) most recent fiscal years prepared by independent certified public accountants acceptable to the Agent and unaudited fiscal year-to-date statements for the most recent interim periods, (iii) consolidated projected income statements of the Parent and its consolidated subsidiaries (giving effect to such Permitted Acquisition and the consolidation with the Parent of each relevant Target) for the three (3) year period following the consummation of such Permitted Acquisition, in reasonable detail, together with any appropriate statement of assumptions, and (iv) a certificate, in form and substance reasonably satisfactory to the Agent, executed by a Responsible Officer of the Parent (A) certifying that such Permitted Acquisition complies with the requirements of this Participation Agreement and (B) demonstrating compliance with subsections (b), and (e) of this definition; provided, however, that an acquisition of a Target that is not incorporated, formed or organized in the United States (a "Foreign Target") shall only qualify as a Permitted Acquisition if each of the other requirements set forth in this definition shall have been satisfied and the total consideration for all such Foreign Targets does not exceed $50,000,000 in the aggregate during the term of this Participation Agreement.

         23.2 Definition of GCA Subsidiary. The definition of "GCA Subsidiary" set forth in Appendix A of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

                  "GCA Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "GCA Subsidiary" or to "GCA Subsidiaries" in this Participation Agreement shall refer to a GCA Subsidiary or GCA Subsidiaries of the Parent, excluding West Interactive Canada, Inc., West International Corporation, West Telemarketing Insurance Agency, Inc., West Marketing Services Corporation, Telecommunications Resources, Inc. and two direct or indirect subsidiaries of Attention, LLC formed or organized for the purpose of purchasing third party debt obligations.

         23.3 Addition of Form of Credit Party Joinder Agreement as Exhibit to Participation Agreement. The form of joinder agreement attached hereto as Schedule A shall be added to the Participation Agreement as Exhibit G thereto.

                                   SECTION 24

WAIVER

         24.1 Waiver. The Borrower, the Agent, the Majority Secured Parties and the Lessee hereby waive, on a one-time basis for the ConferenceCall.com Acquisition, the failure of the Credit Parties to comply with Section 8B.5 of the Participation Agreement, and more specifically, the requirements set forth in the definition of "Permitted Acquisition," which require the Credit Parties to provide the Agent and each of the Primary Financing Parties with (a) not less than twenty Business Days' notice prior to the consummation of any acquisition with total consideration in excess of $20,000,000 and (b) audited financial statements of ConferenceCall.com for its two most recent fiscal years. The Borrower, the Agent, the Majority Secured Parties and the Lessee consent to West Corp. consummating the ConferenceCall.com Acquisition, on terms and conditions substantially the same as those set forth on the summary of material terms attached hereto as Schedule B. Except for the specific, one-time waiver set forth above, nothing set forth herein or contemplated hereby is intended to constitute a waiver of (i) any rights or remedies available to any of the Financing Parties under any Operative Agreement or under applicable Law (all of which rights and remedies are hereby expressly reserved by the Financing Parties) or (ii) the Credit Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in any Operative Agreement.

SECTION 25

CLOSING CONDITIONS

         25.1     Closing Conditions.

         This First Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent, in form and substance reasonably acceptable to the Agent:

                  (a) First Amendment. The Agent shall have received a copy of this First Amendment duly executed by the Borrower, the Agent, the Majority Secured Parties and the Credit Parties.

                  (b) Officer's Certificate. The Agent shall have received from the Credit Parties an officer's certificate executed by a Responsible Officer of West Corp. (i) certifying that the ConferenceCall.com Acquisition complies with the requirements of the Operative Agreements (subject to the waiver set forth herein) and (ii) demonstrating that, after giving effect to the ConferenceCall.com Acquisition, (A) the Credit Parties will be in compliance on a pro forma basis with the financial covenants set forth in Section 8A.9 of the Participation Agreement and (B) the sum of
         (1) the unused availability under the Aggregate Revolving Committed Amount (as such term is defined in Guarantor Credit Agreement) plus (2) the Cash and Cash Equivalents held by the Credit Parties shall be greater than or equal to $25,000,000.

                  (c) Financial Statements. The Primary Financing Parties shall have received consolidated projected income statements of West Corp. and its Consolidated Subsidiaries (giving effect to the ConferenceCall.com Acquisition and the consolidation with West Corp. of ConferenceCall.com) for the three (3) year period following the consummation of the acquisition, in reasonable detail, together with any appropriate statement of assumptions.

         25.2     Post-Closing Requirements.

                  (a) Joinder Agreement. As soon as possible, and in any event no later than three (3) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Agent in its sole discretion), the Agent shall have received a Joinder Agreement duly executed by ConferenceCall.com and West Corp., in accordance with the terms of Section 8A.10 of the Participation Agreement.

                  (b) Authority Documents. As soon as possible, and in any event no later than three (3) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Agent in its sole discretion), the Agent shall have received a certificate signed by the secretary of ConferenceCall.com attaching the following authority documents of ConferenceCall.com and certifying that the same are true and complete as of the closing date of the ConferenceCall.com Acquisition: (i) a copy of its articles of incorporation, (ii) a copy of the resolutions of its board of directors, approving and adopting the Joinder Agreement and the other Operative Agreements, (iii) a copy of its bylaws and (iv) an incumbency certificate. Additionally, in conjunction with the delivery of such certificate, the Agent shall have received copies of a certificate of good standing, existence or its equivalent certified as of a recent date by the appropriate Governmental Authority of its state of incorporation.

                  (c) Legal Opinion. As soon as possible, and in any event no later than thirty (30) Business Days after the closing date of the ConferenceCall.com Acquisition (or such later date as agreed to by the Agent in its sole discretion), the Agent shall have received a legal opinion from counsel to the Credit Parties relating to ConferenceCall.com, in the same form and substance as the opinions given with respect to the original Guarantors and in form and substance reasonably satisfactory to the Agent.

                  (d) Effect of Non-Compliance. Notwithstanding any provision in any Operative Agreement to the contrary, the failure of any requirement set forth in this

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         Section 3.2 to be satisfied within the time period allotted therefor shall constitute an immediate Lease Event of Default.

SECTION 26

MISCELLANEOUS

         26.1 Amended Terms. The term "Participation Agreement" as used in each of the Operative Agreements shall hereafter mean the Participation Agreement as amended by this First Amendment. Except as specifically amended or modified hereby or otherwise agreed, the Participation Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         26.2 Representations and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Financing Parties as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment.

                  (d) The representations and warranties of such Person set forth in Sections 6.2 and 6.3 of the Participation Agreement and
         Section 2 of the Guaranty, as the case may be, are, subject to the limitations set forth therein and provided that references to Subsidiary Information in Schedule 2 to the Participation Agreement shall be deemed to refer to Schedule C attached to this First Amendment, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         26.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Operative Agreements (as amended by this First Amendment) and acknowledges and reaffirms (a) that it is bound by all terms of the Operative Agreements (as amended by this First Amendment) applicable to it and
(b) that it is responsible for the observance and full performance of its respective obligations pursuant to the Operative Agreements.

         26.4 Operative Agreements. This First Amendment shall constitute an Operative Agreement under the terms of the Participation
Agreement.

         26.5 Expenses. West Corp. agrees to pay, or cause to be paid, all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the date hereof.

         26.6 Entirety. This First Amendment and the other Operative Agreements embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         26.7 Counterparts/Telecopy. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of the First Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         26.8 Governing Law. This First Amendment and the rights and obligations of the parties under this First Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

         26.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial; Venue. The jurisdiction, services of process, waiver of jury trial, and venue provisions set forth in Section 12.7 of the Participation Agreement are hereby incorporated by reference, mutatis mutandis.

         26.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Agent, as is reasonably necessary to carry out the intent of this First Amendment.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed under seal and delivered as of the date and year first above written.

                                    WEST FACILITIES CORPORATION, as the Lessee

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

         WEST CORPORATION, as the Parent and as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                    WEST TELEMARKETING CORPORATION,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST TELEMARKETING CORPORATION II,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST TELEMARKETING CORPORATION
                                    OUTBOUND, as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    DAKOTAH DIRECT II, L.L.C., as a Guarantor

                                    By: West Telemarketing Corporation Outbound,
                                        as Member

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                    WEST INTERACTIVE CORPORATION,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Office

                                    WEST DIRECT, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Treasurer

                                    ATTENTION, LLC, as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:    Paul M. Mendlik
                                    Title:   Manager

                                    TEL MARK SALES, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                    NORTHERN CONTACT, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    INTERCALL HOLDING CORPORATION,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    INTERCALL, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:    Paul M. Mendlik
                                    Title:   Chief Financial Officer

                                    ITC SERVICE COMPANY, as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                    ITC TELECOM VENTURES, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    ITC WIRELESS, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    INVIEW, INC., as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    INTERCALL WEB CONFERENCING, INC.,
                                    as a Guarantor

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name:  Paul M. Mendlik
                                    Title: Chief Financial Officer

                           (signature pages continue)

                                    WACHOVIA DEVELOPMENT CORPORATION,
                                    as the Borrower and as the Lessor

                                    By: /s/ Evander S. Jones, Jr.
                                        ----------------------------------------
                                    Name:  Evander S. Jones, Jr.
                                    Title: Vice President

                           (signature pages continue)

         WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent

                                    By: /s/ Michael Romanzo
                                        ----------------------------------------
                                    Name:  Michael Romanzo
                                    Title: Vice President

                           (signature pages continue)

                                    WACHOVIA CAPITAL INVESTMENTS, INC.,
                                    as a Lender

                                    By: /s/ Evander S. Jones, Jr.
                                        ----------------------------------------
                                    Name:  Evander S. Jones, Jr.
                                    Title: Vice President

                              (signature pages end)

                                   SCHEDULE A
                               TO FIRST AMENDMENT
                   TO CERTAIN OPERATIVE AGREEMENTS AND WAIVER

                                    EXHIBIT G

                                    [FORM OF]
                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, ____, is by and between _____________________, a ______________________ (the
"Subsidiary Guarantor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Agent under that certain Participation Agreement, dated as of May 9, 2003 (as amended, restated or otherwise modified, the "Participation Agreement"), by and among West Facilities Corporation, a Delaware corporation (the "Lessee"), West Corporation, a Delaware corporation ("West Corp."), Wachovia Development Corporation, a North Carolina corporation (the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties thereto from time to time as lenders (subject to the definition of Lenders in Appendix A thereto, individually, a "Lender" and collectively, the "Lenders"); and Wachovia Bank, National Association, a national banking association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the "Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings provided in Appendix A to the Participation Agreement.

         The Subsidiary Guarantor is an additional Domestic GCA Subsidiary, and, consequently, the Credit Parties are required by Section 8A.10 of the Participation Agreement to cause the Subsidiary Guarantor to become a "Guarantor".

         Accordingly, the Subsidiary Guarantor hereby agrees as follows with the Agent, for the benefit of the Financing Parties:

         1. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Participation Agreement, the Guaranty and the other Operative Agreements to which any of the Guarantors is a party and a "Guarantor" for all purposes of the Participation Agreement, the Guaranty and the other Operative Agreements, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Participation Agreement, the Guaranty and the other Operative Agreements to which any of the Guarantors is a party. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Operative Agreements, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 6.3 of the Participation Agreement and Section 2 of the Guaranty and (b) all of the affirmative and negative covenants set forth in Section 8A and 8B of the Participation Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary Guarantor hereby jointly and severally together with the other Guarantors, guarantees to each Financing Party, as provided

                                 Schedule A - 1
in the Guaranty the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Subsidiary Guarantor will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment, performance or renewal of any of the Guaranteed Obligations, the same will be promptly paid or performed in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         2. The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Participation Agreement, the Guaranty, each other Operative Agreement requested by the Subsidiary Guarantor and the respective schedules and exhibits thereto. The information on the schedules to the Participation Agreement is hereby amended to provide the information shown on the attached Schedule A.

         3. West Corp. and the Guarantors confirm that all of their obligations under the Operative Agreements are, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor, the term "Guaranteed Obligations," as used in the Operative Agreements, shall include all obligations of such Subsidiary Guarantor under the Participation Agreement, the Guaranty and under each other Operative Agreement.

         4. The Subsidiary Guarantor hereby agrees that upon becoming a Guarantor it will assume all Guaranteed Obligations of a Guarantor.

         5. Each of West Corp. and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Agent, it will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                                 Schedule A - 2

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Financing Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                    [SUBSIDIARY GUARANTOR]

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WEST CORPORATION,
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WEST FACILITIES CORPORATION,
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

Acknowledged and accepted:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent

By:_________________________________
Name:_______________________________
Title:______________________________

                                 Schedule A - 3

                                   Schedule A
                                       to
                                Joinder Agreement

                Schedules to Credit Agreement/Security Documents

                                [TO BE ATTACHED]

                                 Schedule A - 4

                                   SCHEDULE B
                               TO FIRST AMENDMENT
                   TO CERTAIN OPERATIVE AGREEMENTS AND WAIVER

                    SUMMARY OF MATERIAL TERMS OF ACQUISITION

                       [SEE THE FOLLOWING ATTACHED PAGES]

                                 Schedule B - 1

ConferenceCall.com

October 10, 2003

Section V.
Transaction Terms.

- $40 million gross purchase price with $2.5 million working capital requirement ($2.0 million in cash is expected at closing) represents the following multiples on a TTM basis:

                       Multiple of:
                    ConferenceCall.com       InterCall*
                    ------------------       ----------
- Revenue                  2.1                 1.93

- EBITDA                   4.5                  5.7

- EBIT                     4.8                  7.4

- Net Income               7.8                 12.1

* Multiples paid for InterCall are shown for comparative purposes.

-        Transaction will be a stock purchase

- Expected signing on October 21st with an expected close date of November 1st.

- Transaction will be financed through existing cash and/or a draw on existing line of credit with Wachovia.

         - At September 30th, $198 million was outstanding under the credit agreements through Wachovia

         - After this acquisition it is expected that borrowings through Wachovia will total approximately $250 million

                                 Schedule B - 2

ConferenceCall.com

October 10, 2003

- Escrow and Holdback. The total holdedback on the purchase price is $6 million. These funds will be placed in escrow and will be available to cover any post closing liability that arises. The amounts will be released as follows:

         -        $3 million on April 30, 2005

         -        $1 million on November 1, 2006

         -        $2 million on November 1, 2007

         - Release of escrows are tied to expiration of statue of limitations for income taxes and FET

-        Estimated amount of total "FET" and income tax exposure is as follows:

         -        $200K income tax exposure for 2000 that expires in 2004

         -        $700K income tax exposure for 2001 that expires in 2005

         -        $1.5 million income tax exposure for 2002 that expires in 2006

         -        $1.2 million income tax exposure for 2003 that expires in 2007

         -        $1 million FET exposure that expires in 2007

- Representations and Warranties. The representations and warranties were developed from West's standard agreement.

         - Deductible of $300k related to indemnification for breaches of representations and warranties

- Employee Appreciation Bonus. Kevin Scherer, the founder and 70% shareholder, will distribute $1 million in bonuses to employees as part of the sale. These funds will be held as retention incentives and paid out to employees over a six month period.

                                 Schedule B - 3

                                   SCHEDULE C
                               TO FIRST AMENDMENT
                   TO CERTAIN OPERATIVE AGREEMENTS AND WAIVER

                             SUBSIDIARY INFORMATION

                      Jurisdiction of       No. of        Outstanding         Owner of       No. of      Percentage
                      Incorporation/     Outstanding       Warrants,         Outstanding     Shares       of Shares
    Subsidiary         Organization         Shares       Options, Etc.         Shares         Owned         Owned
    ----------        --------------     -----------     -------------    ----------------   -------     ----------
 West Telemarketing
    Corporation           Delaware          10,000             0          West Corporation    10,000        100%

       West                                                                     West
  Telemarketing                                                             Telemarketing
  Corporation II          Delaware          10,000             0             Corporation      10,000        100%

 West Telemarketing
    Corporation
      Outbound            Delaware          10,000             0          West Corporation    10,000        100%

  West Facilities
    Corporation           Delaware          10,000             0          West Corporation    10,000        100%

  West Interactive
    Corporation           Delaware          10,000             0          West Corporation    10,000        100%

 West Direct, Inc.        Delaware          10,000             0          West Corporation    10,000        100%

Tel Mark Sales, Inc.      Delaware          10,000             0          West Corporation    10,000        100%

   Attention, LLC         Georgia                                         West Corporation                  100%

 Northern Contact,                                                       West Telemarketing
        Inc.              Delaware          10,000             0             Corporation      10,000        100%

                                                                                West
                                                                             Telemarketing
 Dakotah Direct II,                                                          Corporation
       L.L.C.             Delaware                                             Outbound                     100%

                                                                                West
                                                                            Telemarketing
 Telecommunications                                                          Corporation
   Resources, Inc.        Missouri          10,000             0              Outbound        10,000        100%

 West International
    Corporation           Delaware           1,000             0          West Corporation     1,000        100%

 West Telemarketing     Nova Scotia,                                          Northern
     Canada, ULC           Canada           10,000             0            Contact, Inc.     10,000        100%

                      Jurisdiction of       No. of        Outstanding         Owner of       No. of      Percentage
                      Incorporation/     Outstanding       Warrants,         Outstanding     Shares       of Shares
    Subsidiary         Organization         Shares       Options, Etc.         Shares         Owned         Owned
    ----------        ---------------    -----------     -------------    ----------------   ------      ----------
  West Interactive                                                        West Interactive
    Canada, Inc.          Delaware          10,000             0            Corporation       10,000        100%

 Attention Funding,
       L.L.C.             Delaware                                         Attention, LLC                   100%

 InterCall Holding
 Corporation (f/k/a
    ITC Holding
   Company, Inc.)         Delaware          10,000             0          West Corporation    10,000        100%

  InterCall, Inc.         Delaware             100             0             InterCall           100        100%
                                                                              Holding
                                                                            Corporation

ITC Service Company       Georgia              500             0           InterCall, Inc.       500        100%

    ITC Telecom
   Ventures, Inc.         Delaware            1000             0           InterCall, Inc.      1000        100%

 ITC Wireless, Inc.       Delaware            1000             0        ITC Service Company     1000        100%

    InView, Inc.          Delaware             100             0           InterCall, Inc.       100        100%

   InterCall Web
 Conferencing, Inc.       Delaware             100             0           InterCall, Inc.       100        100%

  InterCall, Inc.      New Brunswick           100             0           InterCall, Inc.       100        100%

InterCall Australia
     Pty. Ltd.           Australia             100             0           InterCall, Inc.       100        100%

InterCall Singapore
     Pte. Ltd.           Singapore               2             0           InterCall, Inc.         2        100%

InterCall Hong Kong
     Pty. Ltd.           Hong Kong          10,000             0           InterCall, Inc.    10,000        100%

   InterCall Asia
  Pacific Holdings
     Pty. Ltd.           Australia             100             0           InterCall, Inc.       100        100%

   InterCall New
  Zealand Limited       New Zealand            100             0           InterCall, Inc.       100        100%

     InterCall
    Conferencing
  Services Limited     United Kingdom           10             0           InterCall, Inc.        10        100%

                    Jurisdiction of       No. of        Outstanding         Owner of       No. of      Percentage
                    Incorporation/     Outstanding       Warrants,         Outstanding     Shares       of Shares
  Subsidiary         Organization         Shares       Options, Etc.         Shares         Owned         Owned
  ----------        ---------------    -----------     -------------    --------------     ------      ----------
 Legal Connect      United Kingdom             2             0            InterCall              2        100%
    Limited                                                              Conferencing
                                                                        Services Limited

 Jamaican Agent        Jamaica             1,000             0          West Corporation       999       99.9%
Services Limited                                                            Northern
                                                                          Contact, Inc.          1        0.1%

  West Contact       Philippines          10,000             0                West           9.993       99.93%
 Services, Inc.                                                           Corporation
                                                                           Jose MA. G.           1        .01%
                                                                            Hofilena
                                                                          Hector M. De           1        .01%
                                                                              Leon
                                                                           Rose Marie            1        .01%
                                                                             M. King
                                                                            Thomas B.            1        .01%
                                                                             Barker
                                                                            Imelda A.            1        .01%
                                                                            Manguiat
                                                                           Jocelyn I.            1        .01%
                                                                         Sanchez-Salazar
                                                                          Mark V. Lavin          1        .01%